CONFIDENTIAL PRIVATE OFFERING TERM SHEET - JANUARY 18, 2005


                          Total Offering of $2,500,000
                                15,625,000 Units
                Each Unit consisting of one share of common stock
                                       and
                     one-half common stock purchase warrant
                         -------------------------------
                          Offering Price $.16 per Unit
                        -------------------------------

Securities Offered: Units  consisting  of one (1)  share of  common  stock  (the
                    "Shares") and one-half (0.5) three-year warrant to purchase one (1) share of common stock at an exercise price of $.30 per Share ("Warrant").

Pricing:            $.16 per Unit.

                                                 Before              After
Capitalization:                                 Offering           Offering

                    Basic shares outstanding:  38,170,926    (1)  53,795,926

                    Shares issuable pursuant to warrants, options, and conversion of preferreds and debentures at:

                    .01                         3,268,087          3,268,087
                    .10                            50,000             50,000
                    .14                            75,000             75,000
                    .15                           517,000            517,000
                    .16                                 0     (2) 13,941,950
                    .17                            25,000             25,000
                    .20                         4,895,500          4,895,500
                    .21                            25,000             25,000
                    .23                            25,000             25,000
                    .25                            25,000             25,000
                    .26 thru $12.50            18,555,315    (3)  15,941,490
                                               ----------         ----------

                    Total fully diluted shares
                    outstanding:               65,631,828     (4) 92,584,953
                                               ==========         ==========


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

                    (1) Based on the number of common shares currently outstanding as of December 31, 2004 and the common shares sold in this offering (assuming this offering is fully subscribed).

                    (2) Includes warrants to purchase Units, which if exercised, would consist of warrants to purchase common shares issuable to the Placement Agent pursuant to this offering (assuming this offering is fully subscribed).

                    (3) Includes warrants to purchase common shares (assuming this offering if fully subscribed);

                    (4) Includes 1,803,572 shares and 1,803,572 warrants to purchase shares that were issued to investors to settle the true-up provisions of the funds raised in 2004 (see risk factors). Excludes 6,187,485 shares and 6,187,485 warrants to purchase shares potentially issuable from the true-up provisions of the funds raised in 2004 if certain volume targets are not met (see risk factors).


Risk Factors:       An investment in EACC is subject to substantial  risks.  See the attached Risk Factors.

Description of
Warrants:           For every two (2) Shares acquired, an immediately detachable and  redeemable  Warrant will be issued (i.e.  1/2 a Warrant for  each  share).  Each  Warrant  entitles  the  holder  to purchase for a period of three (3) years our common stock at an exercise  price of $.30 per Share.  The  Warrants are not callable  during  the first  year.  After  the  first  year,
                    eAutoclaims,  Inc.  ("eAuto" or "The Company") has the right to  call  the  Warrants  for  nominal  consideration  if the
                    average   closing  price  per  share  for  any  twenty  (20)
                    consecutive trading days exceeds the Warrant exercise price by $.50 or more. The Warrants contain "full ratchet" anti-dilution protection, as more fully described in the Warrant to which reference is hereby made.

Registration Rights:The  Company   plans  to  file  a   registration   statement
                    subsequent to the close of this offering. Liquidating damages for failure to file or to become effective on a timely basis are as follows:

                    o 10% of the number of Units purchased for failure to file within 30 days of the last purchase of Units, but no later than February 28, 2005.

                    o 10% of the number of Units purchased for failure to have the Registration Statement declared effective by the SEC
                    within  120  days  from  the  filing  of  the   registration
                    statement

Use of Proceeds:    Proceeds shall be used for the expansion of Special  Markets business generated by the Co-Marketing Agreement between ADP
                    Claims Services Group and eAuto and for other general corporate purposes.

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

Terms of Offering/
Plan of Distribution: There is no minimum offering amount and all funds will be immediately available to eAuto. The offering shall terminate on January 21,2005 unless mutually extended by eAuto and the placement agent.

                    Noble International Investments, Inc. ("Noble" or "the Placement Agent") shall act as placement agent and is entitled to an eight and a half percent (8.5%) sales commission and (ii) a two percent (2%) non-accountable expense cash allowance, and (iii) five-year cashless exercise warrants to purchase Units up to 15% of the total number of Units sold in this offering at an exercise price equal to the offering price per Unit paid by investors. The Shares underlying the Warrants will be included in the Registration Statement for investors. Noble is also entitled to a five percent (5%) warrant solicitation fee. Certain employees of Noble and an investment fund managed by an affiliate of Noble own shares and warrants in the Company. Noble reserves the right to invest in this offering. Noble is also a market maker in the common stock of eAuto.

Sales to Investor/
Limited Transferability: This offering is made only to sophisticated or otherwise "accredited investors" such terms as defined in Rule 501(a) of Regulation D under the Securities Act. The Units will not be registered under the Securities Act in reliance upon Section 4(2), Rule 505 and Rule 506 of Regulation D.

Documents Incorporated
By Reference:       By execution of this Term Sheet,  the Investor  acknowledges that he has been provided with copies of the following:

                    o Risk Factors Disclosure.
                    o Form 10-K for year ended July 31, 2004.
                    o Forms 10-Q for three (3) months ended October 31, 2004.
                    o Form S-1 Registration Statement filed November 12, 2004.
                    o Form 8-K dated October 25, 2004
                    o Confidential Private Offering Term Sheet.
                    o Warrant Agreement.
                    o Registration Rights Agreement.
                    o Subscription Agreement

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

Funding/Binding Commitment:

         It is the intent of the parties the terms and conditions set forth in this Confidential Private Offering Term Sheet, represent a legally enforceable contract. This Confidential Private Offering Term Sheet and the related Subscription Agreement, Warrant Agreement and Registration Rights Agreement represent the understandings and agreements between eAuto and the Investor. eAuto agrees to cooperate with any Investor regarding additional documentation as may be reasonably required by any Investor.


         Agreed to this ________________, 2005.


                             eAUTOCLAIMS, INC.

                             By:
                                ______________________________________
                                Eric Seidel, President and
                                Chief Executive Officer


                             INVESTOR:

                (Individual)     ______________________________________
                                 Print Name:





                (Entity)     By: ______________________________________
                                Print Name: ____________________________
                                Title:__________________________________

MTC/ej/315742
12/14/2004 4:20 PM



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